Exhibit 99.1
Second Quarter 2011 Supplemental Financial Report
Some of the enclosed information presented in this supplemental and on the Company’s July 26, 2011 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, our ability to complete and successfully integrate pending and recent acquisitions, and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2010. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 26, 2011 conference call might not occur.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-14
Submarket Statistics	15
Lease Commencement Information	16
Stabilized Portfolio Capital Expenditures	17
Lease Expiration Summary and Lease Expirations by Region	18-21
Top Fifteen Tenants	22
2011 Acquisitions	23

Development
In-Process Redevelopment Projects	24
Future Development Pipeline	25

Debt and Capitalization Data
Capital Structure	26
Debt Analysis	27-28
Debt Covenants	29

Non-GAAP Supplemental Measures	30-34

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Company Background
Kilroy Realty Corporation (NYSE: KRC), a member of the S&P Small Cap 600 Index, is a real estate investment trust active in the premier office and industrial submarkets along the West Coast. The Company owns, develops, acquires and manages real estate assets primarily in the coastal regions of Los Angeles, Orange County, San Diego County, greater Seattle, and the San Francisco Bay Area. As of June 30, 2011, the Company’s stabilized portfolio consisted of 107 office buildings and 40 industrial buildings, which encompassed an aggregate of 11.5 million and 3.6 million rentable square feet, respectively, and was 90.2% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Chris Corpuz	Executive VP, Strategic Initiatives	Los Angeles, CA 90064 (310) 481-8400
William P. Dickey	Jeffrey C. Hawken	Executive VP and COO	Web: www.kilroyrealty.com E-mail: investorrelations@kilroyrealty.com
Scott S. Ingraham	Eli Khouri	Executive VP and CIO
John B. Kilroy, Jr.	Tyler H. Rose	Executive VP and CFO
Dale F. Kinsella	John T. Fucci	Sr. VP, Asset Management
	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP, San Diego
	Justin W. Smart	Sr. VP, Development

Equity Research Coverage

Bank of America Merrill Lynch		ISI Group
James Feldman	(646) 855-5808	Steve Sakwa	(212) 446-9462

Citigroup Investment Research		JMP Securities
Michael Bilerman	(212) 816-1383	Mitch Germain	(212) 906-3546

Cowen and Company		J.P. Morgan
James Sullivan	(646) 562-1380	Anthony Paolone	(212) 622-6682

Credit Suisse Group		RBC Capital Markets
Andrew Rosivach	(415) 249-7942	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
John N. Perry	(212) 250-4912	David Aubuchon	(314) 863-4235

FBR Capital Markets		Stifel, Nicolaus & Company
Srikanth Nagarajan	(646) 885-5429	John W. Guinee III	(443) 224-1307

Green Street Advisors		UBS Investment Research
Michael Knott	(949) 640-8780	Ross T. Nussbaum	(212) 713-2484
Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
INCOME ITEMS (Including Discontinued Operations):
Revenues	$92,064	$88,125	$82,941	$79,804	$72,416
Lease Termination Fees	280	280	277	186	303
Net Operating Income (1)	65,524	61,902	59,804	56,866	51,033
Capitalized Interest and Debt Costs	2,065	1,979	1,932	2,690	2,810
Net Income (Loss) Available to Common Stockholders	(317)	1,034	1,535	(126)	(1,783)
EBITDA (1)(2)(3)	56,948	55,054	52,574	49,576	43,330
Funds From Operations (1)(4)(5)	31,643	30,127	29,485	29,690	21,658
Funds Available for Distribution (1)(4)(5)	18,048	19,843	15,919	14,760	10,695
Net (Loss) Income Available to Common Stockholders per common share — diluted	$(0.01)	$0.01	$0.02	$(0.01)	$(0.04)
Funds From Operations per common share — diluted	$0.52	$0.55	$0.54	$0.54	$0.41
Dividends per share	$0.35	$0.35	$0.35	$0.35	$0.35
RATIOS (Including Discontinued Operations):
Operating Margins	71.2%	70.2%	72.1%	71.3%	70.5%
Interest Coverage Ratio (6)	2.9x	2.9x	3.1x	3.4x	3.5x
Fixed Charge Coverage Ratio (7)	2.4x	2.4x	2.5x	2.7x	2.7x
FFO Payout Ratio (8)	66.6%	62.9%	64.2%	63.7%	87.3%
FAD Payout Ratio (9)	116.7%	95.5%	118.9%	128.0%	176.8%

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
ASSETS:
Real Estate Held for Investment before Depreciation	$3,652,846	$3,266,197	$3,216,871	$2,964,429	$2,953,609
Total Assets	3,264,787	2,841,933	2,816,565	2,535,684	2,556,509
CAPITALIZATION:
Total Debt (10)	$1,698,791	$1,482,553	$1,451,152	$1,174,421	$1,181,970
Total Preferred Equity and Noncontrolling Interests (10)	201,500	201,500	201,500	201,500	201,500
Total Common Equity and Noncontrolling Interests (10)	2,376,609	2,102,354	1,972,035	1,791,973	1,605,996
Total Market Capitalization (10)	4,276,900	3,786,407	3,624,687	3,167,894	2,989,466
Total Debt / Total Market Capitalization (10)	39.6%	39.2%	40.2%	37.1%	39.6%
Total Debt and Preferred / Total Market Capitalization (10)	44.3%	44.6%	45.8%	43.5%	46.3%

(1)	Please refer to pages 30 and 31 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.

(2)	Please refer to page 33 for a reconciliation of GAAP Net (Loss) Income Available to Common Stockholders to EBITDA.

(3)	EBITDA for all periods presented includes the impact of acquisition-related expenses. Acquisition-related expenses for the three months ended June 30, 2011 were $1.2 million.

(4)	Please refer to page 6 for a reconciliation of GAAP Net (Loss) Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.

(5)	Reported amounts are attributable to common stockholders and common unitholders.

(6)	Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts).

(7)	Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts), current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.

(9)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.

(10)	See “Capital Structure” on page 26.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
High Price	$41.94	$39.24	$36.72	$34.39	$36.72
Low Price	$38.04	$36.61	$32.64	$27.54	$29.73
Closing Price	$39.49	$38.83	$36.47	$33.14	$29.73

Dividends per share — annualized	$1.40	$1.40	$1.40	$1.40	$1.40

Closing common shares (in 000’s) (1)(2)	58,464	52,419	52,350	52,350	52,296
Closing common partnership units (in 000’s) (1)	1,718	1,723	1,723	1,723	1,723

	60,182	54,142	54,073	54,073	54,019

(1)	As of the end of the period.

(2)	In April 2011, the Company completed an underwritten public offering of 6,037,500 shares of its common stock at $38.25 per share.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Consolidated Balance Sheets
(unaudited, $ in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
ASSETS:
Land and improvements	$528,082	$498,963	$491,333	$432,289	$434,792
Buildings and improvements	2,820,766	2,470,989	2,435,173	2,245,618	2,247,549
Undeveloped land and construction in progress	303,998	296,245	290,365	286,522	271,268

Total real estate held for investment	3,652,846	3,266,197	3,216,871	2,964,429	2,953,609
Accumulated depreciation and amortization	(720,864)	(695,548)	(672,429)	(652,675)	(644,246)

Total real estate assets, net	2,931,982	2,570,649	2,544,442	2,311,754	2,309,363

Cash and cash equivalents	25,412	6,708	14,840	8,313	29,428
Restricted cash	1,349	1,899	1,461	3,265	3,485
Marketable securities	5,654	5,425	4,902	4,481	4,087
Current receivables, net	4,732	4,816	6,258	4,055	3,739
Deferred rent receivables, net	97,958	93,392	89,052	83,563	79,813
Note receivable	—	—	—	—	10,603
Deferred leasing costs and acquisition-related intangible assets, net	153,231	129,578	131,066	96,691	98,466
Deferred financing costs, net	18,910	15,742	16,447	14,574	10,078
Prepaid expenses and other assets, net	25,559	13,724	8,097	8,988	7,447

TOTAL ASSETS	$3,264,787	$2,841,933	$2,816,565	$2,535,684	$2,556,509

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt, net	$475,820	$446,539	$313,009	$315,150	$316,570
Exchangeable senior notes, net	303,374	301,652	299,964	298,295	296,660
Unsecured senior notes, net	655,929	655,866	655,803	330,941	391,888
Unsecured line of credit	245,000	57,000	159,000	205,000	150,000
Accounts payable, accrued expenses and other liabilities	66,664	78,847	68,525	66,814	57,792
Accrued distributions	22,563	20,443	20,385	20,383	20,395
Deferred revenue and acquisition-related intangible liabilities, net	90,149	78,992	79,322	68,251	71,651
Rents received in advance and tenant security deposits	28,117	26,433	29,189	23,776	25,849

Total liabilities	1,887,616	1,665,772	1,625,197	1,328,610	1,330,805

Noncontrolling Interest:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	585	524	523	523	523
Additional paid-in capital	1,433,951	1,214,463	1,211,498	1,209,673	1,208,716
Distributions in excess of earnings	(285,916)	(264,848)	(247,252)	(230,215)	(211,555)

Total stockholders’ equity	1,270,202	1,071,721	1,086,351	1,101,563	1,119,266

Noncontrolling Interest
Common units of the Operating Partnership	33,331	30,802	31,379	31,873	32,800

Total equity	1,303,533	1,102,523	1,117,730	1,133,436	1,152,066

TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$3,264,787	$2,841,933	$2,816,565	$2,535,684	$2,556,509

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	%Change	2011	2010	%Change
REVENUES:
Rental income	$83,452	$65,038	28.3%	$163,742	$125,694	30.3%
Tenant reimbursements	7,510	6,483	15.8%	13,932	12,201	14.2%
Other property income	1,102	895	23.1%	2,515	1,340	87.7%

Total revenues	92,064	72,416	27.1%	180,189	139,235	29.4%

EXPENSES:
Property expenses	17,583	14,543	20.9%	35,272	26,563	32.8%
Real estate taxes	8,413	6,482	29.8%	16,582	12,518	32.5%
Provision for bad debts	120	(12)	1,100.0%	146	14	942.9%
Ground leases	424	370	14.6%	763	312	144.6%
General and administrative expenses	7,440	6,728	10.6%	14,000	13,823	1.3%
Acquisition-related expenses	1,194	957	24.8%	1,666	1,270	31.2%
Depreciation and amortization	32,248	23,722	35.9%	61,559	44,660	37.8%

Total expenses	67,422	52,790	27.7%	129,988	99,160	31.1%

OTHER (EXPENSES) INCOME:
Interest income and other net investment gains (losses)	58	(18)	422.2%	242	366	(33.9)%
Interest expense	(21,228)	(13,088)	62.2%	(42,104)	(25,044)	68.1%
Loss on early extinguishment of debt	—	(4,564)	(100.0)%	—	(4,564)	(100.0)%

Total other (expenses) income	(21,170)	(17,670)	19.8%	(41,862)	(29,242)	43.2%

NET INCOME	3,472	1,956	77.5%	8,339	10,833	(23.0)%

Net loss (income) attributable to noncontrolling common units of the Operating Partnership	10	60	(83.3)%	(24)	(132)	(81.8)%

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	3,482	2,016	72.7%	8,315	10,701	(22.3)%
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	—%	(2,794)	(2,794)	—%
Preferred dividends	(2,402)	(2,402)	—%	(4,804)	(4,804)	—%

Total preferred distributions and dividends	(3,799)	(3,799)	—%	(7,598)	(7,598)	—%

NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS	$(317)	$(1,783)	(82.2)%	$717	$3,103	(76.9)%

Weighted average common shares outstanding — basic	57,686	50,297	14.7%	55,009	46,674	17.9%
Weighted average common shares outstanding — diluted	57,686	50,297	14.7%	55,385	46,678	18.7%
NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net (loss) income available to common stockholders per share — basic	$(0.01)	$(0.04)	(73.1)%	$0.00	$0.05	(97.7)%

Net (loss) income available to common stockholders per share — diluted	$(0.01)	$(0.04)	(73.1)%	$0.00	$0.05	(97.7)%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	%Change	2011	2010	%Change
FUNDS FROM OPERATIONS: (1)
Net (loss) income available to common stockholders	$(317)	$(1,783)	(82.2)%	$717	$3,103	(76.9)%
Adjustments:
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(10)	(60)	(83.3)%	24	132	(81.8)%
Depreciation and amortization of real estate assets	31,970	23,501	36.0%	61,029	44,229	38.0%

Funds From Operations (2)	$31,643	$21,658	46.1%	$61,770	$47,464	30.1%

Weighted average common shares/units outstanding — basic (3)	60,337	52,884	14.1%	57,634	49,240	17.0%
Weighted average common shares/units outstanding — diluted (3)	60,817	52,889	15.0%	58,010	49,243	17.8%
FFO per common share/unit — basic (2)	$0.52	$0.41	28.1%	$1.07	$0.96	11.2%

FFO per common share/unit — diluted (2)	$0.52	$0.41	27.1%	$1.06	$0.96	10.5%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations (2)	$31,643	$21,658	46.1%	$61,770	$47,464	30.1%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(11,162)	(13,957)	(20.0)%	(19,133)	(25,918)	(26.2)%
Amortization of deferred revenue related to tenant improvements (4)	(2,342)	(2,423)	(3.3)%	(4,668)	(4,775)	(2.2)%
Net effect of straight-line rents (5)	(4,566)	(3,406)	34.1%	(8,906)	(5,421)	64.3%
Amortization of other deferred revenue, net (6)	(118)	(151)	(21.9)%	(237)	(201)	17.9%
Amortization of net above market rents (7)	745	60	1,141.7%	1,398	32	4,268.8%
Noncash amortization of exchangeable debt discount, net (8)	1,458	1,753	(16.8)%	2,894	3,479	(16.8)%
Noncash loss on early extinguishment of debt	—	4,564	(100.0)%	—	4,564	(100.0)%
Amortization of deferred financing costs and debt discounts/premiums	1,257	784	60.3%	2,534	1,742	45.5%
Noncash amortization of share-based compensation awards	1,133	1,813	(37.5)%	2,239	3,519	(36.4)%

Funds Available for Distribution (2)	$18,048	$10,695	68.8%	$37,891	$24,485	54.8%

(1)	See page 31 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(6)	Represents amortization of deferred revenue related to cash received prior to or during the revenue recognition period in connection with tenants’ contractual lease obligations, net of such amounts received.

(7)	Represents the adjustment related to the acquisition of buildings with above and/or below market rents.

(8)	Represents the amortization of the noncash debt discounts on the Company’s exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Same Store Analysis (1)
(unaudited, $ in thousands)
Same Store Analysis (GAAP Basis) (2)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	%Change	2011	2010	%Change
Total Same Store Portfolio
Number of properties	129	129		129	129
Square Feet	11,834,931	11,834,931		11,834,931	11,834,931
Percent of Stabilized Portfolio	78.5%	89.7%		78.5%	89.7%
Average Occupancy	90.3%	84.6%		90.5%	83.5%

Operating Revenues:
Rental income	$62,182	$59,929	3.8%	$124,274	$118,636	4.8%
Tenant reimbursements	5,779	5,855	(1.3)%	11,166	11,101	0.6%
Other property income	1,082	694	55.9%	2,440	1,139	114.2%

Total operating revenues	69,043	66,478	3.9%	137,880	130,876	5.4%

Operating Expenses:
Property expenses	12,094	13,082	(7.6)%	25,122	24,464	2.7%
Real estate taxes	5,762	5,701	1.1%	11,579	11,299	2.5%
Provision for bad debts	120	(12)	1,100.0%	146	14	942.9%
Ground leases	330	334	(1.2)%	632	373	69.4%

Total operating expenses	18,306	19,105	(4.2)%	37,479	36,150	3.7%

GAAP Net Operating Income	$50,737	$47,373	7.1%	$100,401	$94,726	6.0%

Same Store Analysis (Cash Basis) (2)

	Three Months Ended June 30,			Six Months Ended June 30,
	2011	2010	%Change	2011	2010	%Change
Total operating revenues	$63,943	$60,764	5.2%	$126,944	$120,772	5.1%
Total operating expenses	18,186	19,117	(4.9)%	37,333	36,136	3.3%

Cash Net Operating Income	$45,757	$41,647	9.9%	$89,611	$84,636	5.9%

(1)	Same store defined as all stabilized properties owned as of January 1, 2010 and still owned and in the stabilized portfolio as of June 30, 2011.

(2)	Please refer to page 32 for a reconciliation of the Same Store measures on this page to Net (Loss) Income Available to Common Stockholders.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown			Occupancy at:(1)
	# of	Year-to-Date		Total Square
	Buildings	NOI(2)	Sq. Ft.	Feet	6/30/2011	3/31/2011	12/31/2010
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles and Ventura Counties	28	20.4%	19.7%	2,976,006	82.9%	90.7%	89.3%
San Diego County	64	52.3%	37.5%	5,640,608	88.4%	87.8%	86.4%
Orange County	5	4.2%	3.6%	540,656	92.5%	93.9%	93.1%
San Francisco Bay Area	4	12.0%	9.4%	1,418,054	93.1%	87.0%	84.3%
Greater Seattle	6	3.2%	5.9%	890,497	90.4%	100.0%	100.0%

Subtotal	107	92.1%	76.1%	11,465,821	87.9%	89.0%	87.5%

Industrial:
Los Angeles County	1	1.1%	1.3%	192,053	100.0%	100.0%	100.0%
Orange County	39	6.8%	22.6%	3,413,354	97.4%	95.6%	93.5%

Subtotal	40	7.9%	23.9%	3,605,407	97.6%	95.9%	93.9%

OCCUPANCY BY REGION:
Los Angeles and Ventura Counties	29	21.5%	21.0%	3,168,059	84.0%	91.3%	89.9%
San Diego County	64	52.3%	37.5%	5,640,608	88.4%	87.8%	86.4%
Orange County	44	11.0%	26.2%	3,954,010	96.7%	95.4%	93.5%
San Francisco Bay Area	4	12.0%	9.4%	1,418,054	93.1%	87.0%	84.3%
Greater Seattle	6	3.2%	5.9%	890,497	90.4%	100.0%	100.0%

TOTAL STABILIZED PORTFOLIO	147	100.0%	100.0%	15,071,228	90.2%	90.8%	89.1%

REENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	148			15,228,686

	Average Occupancy — Stabilized Portfolio
	Office	Industrial	Total
Quarter-to-Date	88.1%	97.0%	90.2%
Year-to-Date	88.4%	95.7%	90.2%

	Average Occupancy — Same Store Portfolio
	Office	Industrial	Total
Quarter-to-Date	87.4%	97.0%	90.3%
Year-to-Date	88.2%	95.7%	90.5%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income and discontinued operations.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Los Angeles and Ventura, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	87.4%
24025 Park Sorrento	Calabasas	102,264	96.8%
26541 Agoura Road	Calabasas	90,156	100.0%
5151 Camino Ruiz	Camarillo	187,861	—
5153 Camino Ruiz	Camarillo	38,655	51.7%
5155 Camino Ruiz	Camarillo	38,856	51.4%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E. Imperial Highway	El Segundo	293,261	96.6%
909 N. Sepulveda Boulevard	El Segundo	241,607	92.6%
999 N. Sepulveda Boulevard	El Segundo	128,504	80.2%
3750 Kilroy Airport Way	Long Beach	10,457	86.1%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	84.8%
3800 Kilroy Airport Way	Long Beach	192,476	93.6%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	91.0%
12100 W. Olympic Boulevard	Los Angeles	150,167	65.1%
12200 W. Olympic Boulevard	Los Angeles	150,302	92.2%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	102,864	54.3%
3130 Wilshire Boulevard	Santa Monica	88,339	80.3%
501 Santa Monica Boulevard	Santa Monica	73,115	88.0%
2829 Townsgate Road	Thousand Oaks	81,067	85.9%

Total Los Angeles and Ventura Counties Office		2,976,006	82.9%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	97.8%
12235 El Camino Real	Del Mar	54,673	81.0%
12340 El Camino Real	Del Mar	87,405	86.9%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	100.0%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Center Drive	Del Mar	52,375	79.0%
3611 Valley Center Drive	Del Mar	130,178	100.0%
3661 Valley Center Drive	Del Mar	129,752	99.4%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	100.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	100.0%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	46.4%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	63.5%
15445 Innovation Drive	I-15 Corridor	51,500	100.0%
13280 Evening Creek Drive South	I-15 Corridor	42,971	39.2%
13290 Evening Creek Drive South	I-15 Corridor	61,176	—
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13520 Evening Creek Drive North	I-15 Corridor	141,368	89.9%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California (Continued)
2355 Northside Drive	Mission Valley	50,425	67.6%
2365 Northside Drive	Mission Valley	91,260	82.4%
2375 Northside Drive	Mission Valley	48,949	82.4%
2385 Northside Drive	Mission Valley	88,795	76.3%
2305 Historic Decatur Road	Point Loma	103,900	95.4%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	44.2%
4921 Directors Place	Sorrento Mesa	55,500	85.9%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	—
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	—
10770 Wateridge Circle	Sorrento Mesa	174,310	97.5%
10243 Genetic Center Drive	Sorrento Mesa	102,875	—
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	63.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	100.0%
9455 Towne Center Drive	University Towne Center	45,195	—
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego County Office		5,640,608	88.4%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	79.8%
8101 Kaiser Boulevard	Anaheim	59,790	96.5%
2211 Michelson Drive	Irvine	271,556	92.3%
111 Pacifica	Irvine Spectrum	67,496	87.4%
999 Town & Country	Orange	98,551	100.0%

Total Orange County Office		540,656	92.5%

San Francisco Bay Area, California
303 Second Street	San Francisco	734,035	95.1%
100 First Street	San Francisco	466,490	93.2%
250 Brannan Street	San Francisco	90,742	76.7%
4040 Civic Center	San Rafael	126,787	93.1%

Total San Francisco Bay Area Office		1,418,054	93.1%

Greater Seattle, Washington
601 108th Avenue NE	Bellevue	488,470	89.8%
10220 NE Points Drive	Kirkland	49,851	89.5%
10230 NE Points Drive	Kirkland	98,982	83.6%
10210 NE Points Drive	Kirkland	84,641	83.5%
3933 Lake Washington Blvd NE	Kirkland	46,450	100.0%
15050 NE 36th Street	Redmond	122,103	100.0%

Total Greater Seattle Office		890,497	90.4%

Total Office		11,465,821	87.9%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles County Industrial		192,053	100.0%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Street	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	100.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	100.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	99.9%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	67,500	—
1201 N. Miller Street	Anaheim	119,612	100.0%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,700	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	80.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681/12691 Pala Drive	Garden Grove	84,700	82.6%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California (Continued)
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	100.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,413,354	97.4%

Total Industrial		3,605,407	97.6%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Submarket Statistics as of June 30, 2011

	Market	Market	KRC	KRC
	Direct	Total	Percentage	Percentage
Submarket	Vacancy(1)	Vacancy(1)	Occupied	Leased
SAN DIEGO
Del Mar	12.2%	16.0%	97.7%	98.2%
Sorrento Mesa
Two— Three Story Corporate	11.9%	12.3%	83.8%	89.8%
University Towne Center / Governor Park
Two— Three Story Corporate	14.4%	22.0%	89.5%	89.5%
I-15 Corridor
Class A Office Market	14.8%	15.3%	96.8%	96.8%
Two— Three Story Corporate	19.6%	21.0%	79.6%	79.6%
Mission Valley	19.0%	19.6%	77.8%	81.0%
Point Loma	12.3%	12.3%	95.4%	95.4%

ORANGE COUNTY
Office	16.4%	20.6%	92.5%	92.5%
Industrial	5.1%	9.2%	97.4%	99.6%

LOS ANGELES
Westside	15.0%	18.6%	80.0%	88.7%
El Segundo (Class A)	21.8%	23.0%	93.2%	95.9%
Long Beach Airport (Class A)	14.2%	14.5%	92.4%	92.7%
101 Corridor (Class A)	18.2%	18.9%	61.2%	61.8%

SAN FRANCISCO
South Financial District	11.0%	11.4%	93.1%	96.5%

GREATER SEATTLE
Eastside	15.2%	16.0%	90.4%	91.1%

(1)	Market direct and market total vacancy data was obtained from market research data from third parties. Kilroy Realty Corporation uses market research data from third parties to analyze the current and projected real estate fundamentals in each of its existing submarkets as well as potential acquisition submarkets. Recent market research data from third parties suggests improvement in real estate fundamentals in each of Kilroy Realty’s primary submarkets over the next few years. Please note that Kilroy Realty Corporation does not verify the market research data from third parties and further that such data does not represent views or forecasts of Kilroy Realty Corporation or its management.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Lease Commencement Information
For Leases That Commenced During the Three Months Ended June 30, 2011

	1st & 2nd Generation				2nd Generation
						Maintenance		Changes in		Weighted
	# of Leases(1)		Square Feet(1)		TI/LC	Capex Per	Changes in	Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Sq. Ft.(3)	Rents(4)	Rents(5)	Rates(6)	Term (Mo.)
Office	22	7	199,540	45,373	$30.99	$0.13	1.1%	(6.6)%	11.6%	47
Industrial	3	1	60,481	54,795	9.66	0.18	(23.8)%	(31.7)%	100.0%	81

Total	25	8	260,021	100,168	$21.21	$0.15	(4.2)%	(11.8)%	22.4%	64

For Leases That Commenced During the Six Months Ended June 30, 2011

	1st & 2nd Generation				2nd Generation
						Maintenance		Changes in		Weighted
	# of Leases(1)		Square Feet(1)		TI/LC	Capex Per	Changes in	Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Sq. Ft.(3)	Rents(4)	Rents(5)	Rates(6)	Term (Mo.)
Office	37	17	367,449	119,329	$33.50	$0.26	(12.0)%	(17.1)%	23.6%	55
Industrial	5	2	145,270	91,766	6.44	0.25	(17.4)%	(23.6)%	93.9%	84

Total	42	19	512,719	211,095	$21.73	$0.26	(12.7)%	(17.9)%	35.0%	68

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Stabilized Portfolio Capital Expenditures
($ in thousands)
1st Generation (Nonrecurring) Capital Expenditures(1):

	Q1 2011	Q2 2011	YTD 2011
Capital Improvements	$1,347	$3,812	$5,159
Tenant Improvements & Leasing Commissions	3,488	2,210	5,698

Total	$4,835	$6,022	$10,857

2nd Generation (Recurring) Capital Expenditures:

	Q1 2011	Q2 2011	YTD 2011
Capital Improvements
Office	$1,335	$1,372	$2,707
Industrial	236	660	896

	1,571	2,032	3,603

Tenant Improvements & Leasing Commissions (2)
Office	5,590	7,167	12,757
Industrial	810	1,963	2,773

	6,400	9,130	15,530

Total
Office	6,925	8,539	15,464
Industrial	1,046	2,623	3,669

	$7,971	$11,162	$19,133

(1)	We generally categorize capital expenditures for newly acquired space, newly developed space, or change in use as 1st Generation. These costs are not subtracted in our calculation of Funds Available for Distribution.

(2)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Lease Expiration Summary Schedule (1)
($ in thousands)

	# of Expiring	Total Square	% of Total	Annualized	% of Total Annualized	Annualized Rent
Year of Expiration	Leases	Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Remainder of 2011	21	131,454	1.0%	$3,355	1.0%	$25.52
2012	83	847,738	6.3%	23,085	7.0%	27.23
2013	84	1,085,761	8.1%	30,575	9.3%	28.16
2014	78	1,331,446	9.9%	35,427	10.8%	26.61
2015	112	1,901,249	14.2%	58,942	17.9%	31.00
2016	48	584,546	4.4%	14,500	4.4%	24.81
2017	38	1,478,328	11.0%	42,966	13.0%	29.06
2018	19	837,303	6.2%	35,484	10.8%	42.38
2019	13	441,970	3.3%	16,262	4.9%	36.79
2020	14	577,034	4.2%	16,782	5.1%	29.08
2021 and beyond	13	700,214	5.1%	26,140	7.9%	37.33

Subtotal	523	9,917,043	73.7%	$303,518	92.1%	$30.61

INDUSTRIAL:
Remainder of 2011	1	78,605	0.6%	$733	0.2%	$9.33
2012	11	452,557	3.4%	2,647	0.8%	5.85
2013	9	628,386	4.7%	4,671	1.4%	7.43
2014	17	568,386	4.2%	4,528	1.4%	7.97
2015	10	544,864	4.1%	3,839	1.2%	7.05
2016	5	317,198	2.4%	3,695	1.1%	11.65
2017	4	149,482	1.1%	888	0.3%	5.94
2018	3	186,878	1.4%	1,189	0.4%	6.36
2019	2	168,200	1.3%	1,467	0.4%	8.72
2020	1	50,842	0.4%	577	0.2%	11.35
2021 and beyond	3	371,633	2.7%	1,681	0.5%	4.52

Subtotal	66	3,517,031	26.3%	$25,915	7.9%	$7.37

TOTAL PORTFOLIO:
Remainder of 2011	22	210,059	1.6%	$4,088	1.2%	$19.46
2012	94	1,300,295	9.7%	25,732	7.8%	19.79
2013	93	1,714,147	12.8%	35,246	10.7%	20.56
2014	95	1,899,832	14.1%	39,955	12.1%	21.03
2015	122	2,446,113	18.2%	62,781	19.1%	25.67
2016	53	901,744	6.7%	18,195	5.5%	20.18
2017	42	1,627,810	12.1%	43,854	13.3%	26.94
2018	22	1,024,181	7.6%	36,673	11.1%	35.81
2019	15	610,170	4.5%	17,729	5.4%	29.06
2020	15	627,876	4.7%	17,359	5.3%	27.65
2021 and beyond	16	1,071,847	8.0%	27,821	8.5%	25.96

Total	589	13,434,074	100.0%	$329,433	100.0%	$24.52

(1)	The information presented for all lease expiration activity reflects leasing activity through June 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2011.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	Los Angeles/Ventura Counties						Orange County
					% of Total	Annualized					% of Total	Annualized
Year of	# of Expiring	Total	% of Total	Annualized	Annualized	Rent	# of Expiring	Total	% of Total	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)	Leases	Square Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Remainder of 2011	17	114,674	0.9%	$3,038	0.9%	$26.49	1	4,453	0.0%	$30	0.0%	$6.74
2012	40	175,149	1.3%	5,134	1.6%	29.31	16	60,478	0.5%	1,469	0.4%	24.29
2013	37	380,931	2.8%	10,046	3.0%	26.37	13	51,220	0.4%	1,426	0.4%	27.84
2014	41	611,477	4.6%	16,959	5.1%	27.73	13	55,303	0.4%	1,682	0.5%	30.41
2015	31	333,589	2.5%	10,357	3.1%	31.05	7	56,652	0.4%	1,427	0.4%	25.19
2016	23	148,304	1.1%	4,583	1.4%	30.90	5	21,834	0.2%	630	0.2%	28.85
2017	14	204,719	1.5%	6,938	2.1%	33.89	3	55,101	0.4%	2,339	0.7%	42.45
2018	3	35,140	0.3%	1,196	0.4%	34.04	2	106,935	0.7%	3,307	1.1%	30.93
2019	2	170,596	1.3%	6,348	1.9%	37.21	1	61,885	0.5%	2,775	0.9%	44.84
2020	2	40,357	0.3%	952	0.3%	23.59	1	13,397	0.1%	438	0.1%	32.69
2021 and beyond	3	146,053	1.1%	4,041	1.2%	27.67	—	—	—	—	—	—

Subtotal	213	2,360,989	17.7%	$69,592	21.0%	$29.48	62	487,258	3.6%	$15,523	4.7%	$31.86

INDUSTRIAL:
Remainder of 2011	—	—	—	—	—	—	1	78,605	0.6%	$733	0.2%	$9.33
2012	—	—	—	—	—	—	11	452,557	3.4%	2,647	0.8%	5.85
2013	—	—	—	—	—	—	9	628,386	4.7%	4,671	1.4%	7.43
2014	—	—	—	—	—	—	17	568,386	4.2%	4,528	1.4%	7.97
2015	—	—	—	—	—	—	10	544,864	4.1%	3,839	1.2%	7.05
2016	1	192,053	1.4%	2,960	0.9%	15.41	4	125,145	0.9%	735	0.2%	5.87
2017	—	—	—	—	—	—	4	149,482	1.1%	888	0.3%	5.94
2018	—	—	—	—	—	—	3	186,878	1.4%	1,189	0.4%	6.36
2019	—	—	—	—	—	—	2	168,200	1.3%	1,467	0.4%	8.72
2020	—	—	—	—	—	—	1	50,842	0.4%	577	0.2%	11.35
2021 and beyond	—	—	—	—	—	—	3	371,633	2.7%	1,681	0.5%	4.52

Subtotal	1	192,053	1.4%	$2,960	0.9%	$15.41	65	3,324,978	24.8%	$22,955	7.0%	$6.90

TOTAL PORTFOLIO:
Remainder of 2011	17	114,674	0.9%	$3,038	0.9%	$26.49	2	83,058	0.6%	$763	0.2%	$9.19
2012	40	175,149	1.3%	5,134	1.6%	29.31	27	513,035	3.8%	4,116	1.2%	8.02
2013	37	380,931	2.8%	10,046	3.0%	26.37	22	679,606	5.1%	6,097	1.9%	8.97
2014	41	611,477	4.6%	16,959	5.1%	27.73	30	623,689	4.6%	6,210	1.9%	9.96
2015	31	333,589	2.5%	10,357	3.1%	31.05	17	601,516	4.5%	5,266	1.6%	8.75
2016	24	340,357	2.5%	7,543	2.3%	22.16	9	146,979	1.1%	1,365	0.4%	9.29
2017	14	204,719	1.5%	6,938	2.1%	33.89	7	204,583	1.5%	3,227	1.0%	15.77
2018	3	35,140	0.3%	1,196	0.4%	34.04	5	293,813	2.2%	4,496	1.4%	15.30
2019	2	170,596	1.3%	6,348	1.9%	37.21	3	230,085	1.7%	4,242	1.3%	18.44
2020	2	40,357	0.3%	952	0.3%	23.59	2	64,239	0.5%	1,015	0.3%	15.80
2021 and beyond	3	146,053	1.1%	4,041	1.2%	27.67	3	371,633	2.8%	1,681	0.5%	4.52

Total	214	2,553,042	19.1%	$72,552	21.9%	$28.42	127	3,812,236	28.4%	$38,478	11.7%	$10.09

(1)	The information presented for all lease expiration activity reflects leasing activity through June 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2011.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

San Diego
					% of Total	Annualized
Year of	# of Expiring	Total	% of Total	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE TOTAL:
Remainder of 2011	2	9,211	0.1%	$264	0.1%	$28.66
2012	15	475,692	3.5%	12,604	3.8%	26.50
2013	10	296,357	2.2%	6,978	2.1%	23.55
2014	14	518,044	3.9%	11,789	3.6%	22.76
2015	20	636,238	4.7%	15,698	4.8%	24.67
2016	13	315,032	2.3%	6,079	1.8%	19.30
2017	17	1,183,180	8.8%	32,763	9.9%	27.69
2018	11	635,304	4.7%	29,166	8.9%	45.91
2019	4	121,586	0.9%	3,843	1.2%	31.61
2020	7	350,174	2.6%	10,678	3.2%	30.49
2021 and beyond	6	423,095	3.1%	17,590	5.3%	41.57

Total	119	4,963,913	36.8%	$147,452	44.7%	$29.70

San Francisco Bay Area
					% of Total	Annualized
Year of	# of Expiring	Total	% of Total	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE TOTAL:
Remainder of 2011	—	—	—	—	—	—
2012	8	83,794	0.6%	2,706	0.8%	32.29
2013	16	215,611	1.6%	8,178	2.5%	37.93
2014	5	106,082	0.8%	3,880	1.2%	36.58
2015	31	503,777	3.7%	21,589	6.6%	42.85
2016	3	31,619	0.2%	1,457	0.4%	46.08
2017	2	15,644	0.1%	635	0.2%	40.59
2018	1	11,046	0.1%	444	0.1%	40.20
2019	3	47,595	0.4%	1,983	0.6%	41.66
2020	4	173,106	1.3%	4,714	1.4%	27.23
2021 and beyond	2	120,297	0.9%	4,236	1.3%	35.21

Total	75	1,308,571	9.7%	$49,822	15.1%	$38.07

Greater Seattle
					% of Total	Annualized
Year of	# of Expiring	Total	% of Total	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE TOTAL:
Remainder of 2011	1	3,116	0.0%	$23	0.0%	$7.38
2012	4	52,625	0.4%	1,172	0.4%	22.27
2013	8	141,642	1.1%	3,947	1.2%	27.87
2014	5	40,540	0.3%	1,117	0.3%	27.55
2015	23	370,993	2.8%	9,871	3.0%	26.61
2016	4	67,757	0.5%	1,751	0.5%	25.84
2017	2	19,684	0.1%	291	0.1%	14.78
2018	2	48,878	0.4%	1,371	0.4%	28.05
2019	3	40,308	0.3%	1,313	0.4%	32.57
2020	—	—	—	—	—	—
2021 and beyond	2	10,769	0.1%	273	0.1%	25.35

Total	54	796,312	6.0%	$21,129	6.4%	$26.53

(1)	The information presented for all lease expiration activity reflects leasing activity through June 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2011.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Quarterly Lease Expirations for 2011(1)
($ in thousands)

					% of Total
	# of Expiring	Total Square	% of Total	Annualized	Annualized	Annualized Rent
	Leases	Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Q3 2011	11	59,774	0.4%	$1,656	0.5%	$27.70
Q4 2011	10	71,680	0.6%	1,699	0.5%	23.70

Subtotal 2011	21	131,454	1.0%	$3,355	1.0%	$25.52

INDUSTRIAL:
Q3 2011	—	—	—	—	—	—
Q4 2011	1	78,605	0.6%	733	0.2%	9.33

Subtotal 2011	1	78,605	0.6%	$733	0.2%	$9.33

TOTAL PORTFOLIO:
Q3 2011	11	59,774	0.4%	$1,656	0.5%	$27.70
Q4 2011	11	150,285	1.2%	2,432	0.7%	16.18

Total 2011	22	210,059	1.6%	$4,088	1.2%	$19.46

(1)	The information presented reflects leasing activity through June 30, 2011. For leases that have been renewed early or space that has been re-leased to a new tenant, the expiration date and annualized base rent information presented takes into consideration the renewed or re-leased lease terms. Excludes space leased under month-to-month leases and vacant space as of June 30, 2011.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net. Amounts represent percentage of total portfolio annualized contractual base rental revenue.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Top Fifteen Tenants (1)
($ in thousands)

				Percentage of
		Annualized		Total Annualized	Percentage of
	Product	Base Rental	Rentable	Base Rental	Total Rentable
Tenant Name	Type	Revenue(2)	Square Feet	Revenue(2)	Square Feet
Intuit, Inc.	Office	$15,126	536,812	4.7%	3.6%
Bridgepoint Education, Inc.	Office	15,099	317,678	4.7%	2.1%
Scripps Health	Office	12,562	262,868	3.9%	1.7%
Delta Dental of California	Office	10,832	249,115	3.3%	1.7%
CareFusion Corporation (3)	Office	10,087	459,709	3.1%	3.1%
DIRECTV, Inc.	Office	8,899	327,624	2.7%	2.2%
AMN Healthcare, Inc.	Office	8,192	175,672	2.5%	1.2%
Fish & Richardson P.C.	Office	6,071	139,538	1.9%	0.9%
Hewlett-Packard Company	Office	5,803	162,017	1.8%	1.1%
Wells Fargo (3)	Office	5,328	137,149	1.6%	0.9%
BP Biofuels North America LLC	Office	5,128	136,908	1.6%	0.9%
Epson America, Inc.	Office	4,915	136,026	1.5%	0.9%
Avnet, Inc.	Office	4,163	132,929	1.3%	0.9%
Mitchell International, Inc.	Office	3,775	141,214	1.2%	0.9%
Scan Health Plan (3)	Office	3,626	124,598	1.1%	0.8%

Total Top Fifteen Tenants		$119,606	3,439,857	36.9%	22.9%

(1)	The information presented is as of the date of this filing.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of June 30, 2011.

(3)	The Company has entered into leases with various affiliates of the tenant name listed above.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
2011 Acquisitions
($ in millions)
COMPLETED ACQUISITIONS (1)

					Rentable
			Month of	No. of	Square	Purchase
Property	Submarket	Type	Acquisition	Buildings	Feet	Price
1st Quarter:
250 Brannan Street	South Financial District	Office	January	1	90,742	$33.0
San Francisco, CA

2nd Quarter:
10210, 10220, and 10230 NE Points Drive; 3933 Lake Washington Boulevard NE	Eastside	Office	April	4	279,924	100.1
Kirkland, WA

10770 Wateridge Circle	Sorrento Mesa	Office	May	1	174,310	32.7
San Diego, CA

601 108th Avenue N.E.	Bellevue	Office	June	1	488,470	215.0
Bellevue, WA

4040 Civic Center Drive	San Rafael	Office	June	1	126,787	32.2
San Rafael, CA

TOTAL				8	1,160,233	$413.0

(1)	These properties were added to the Company’s stabilized portfolio upon acquisition.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
In-Process and Committed Redevelopment Projects
($ in millions)

		Estimated
		Construction Period
					Estimated
				Estimated	Rentable		Estimated	Total	Total Costs
		Start	Compl.	Stabilization	Square	Existing	Redevelopment	Estimated	as of
Redevelopment Project	Location	Date	Date	Date(1)	Feet	Investment(2)	Costs	Investment	6/30/2011(3)	% Leased
UNDER CONSTRUCTION:

2260 E. Imperial Highway	El Segundo	3Q 2010	3Q 2011	3Q 2012	300,000	$9.1	$43.3	$52.4	$20.4	0%

COMMITTED PROJECT:

3880 Kilroy Airport Way (4)	Long Beach	3Q 2011	2Q 2012	2Q 2013	98,000	6.3	13.1	19.4	7.1	50%

					398,000	$15.4	$56.4	$71.8	$27.5	12%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(3)	Represents cash paid and costs incurred as of June 30, 2011. Includes existing investment at the commencement of redevelopment.

(4)	Subsequent to June 30, 2011 the Company committed to redeveloping this building. The redevelopment will occur in two phases and the existing tenant will occupy approximately 50% during both redevelopment phases. Capitalized carry costs will be prorated based on occupancy during redevelopment.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Future Development Pipeline
($ in millions)

			Gross	Estimated	Total Costs
			Site	Rentable	as of
Project	Location	Type	Acreage	Square Feet	6/30/2011(1)
SAN DIEGO, CALIFORNIA

Carlsbad Oaks — Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.2

Pacific Corporate Center — Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3

Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2

One Paseo (2)	Del Mar	Office	23.0	500,000	117.2

Santa Fe Summit — Phase II and III	56 Corridor	Office	21.8	600,000	77.3

Sorrento Gateway — Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1

Sorrento Gateway — Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

SUBTOTAL			116.7	2,015,000 - 2,695,000	$272.3

GREATER SEATTLE, WASHINGTON

Plaza at Yarrow Bay — Building 5	Kirkland	Office	1.1	74,000	$2.6

TOTAL FUTURE DEVELOPMENT PIPELINE			117.8	2,089,000 - 2,769,000	$274.9

(1)	Represents cash paid and costs incurred as of June 30, 2011.

(2)	Estimated rentable square feet reflects existing office entitlements. The Company is currently pursuing mixed-use entitlements for this project which, if successfully obtained, would increase the estimated rentable square feet.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Capital Structure
As of June 30, 2011
($ in thousands)

		Aggregate
		Principal
		Amount or	% of Total
	Shares/Units As of	$ Value	Market
	June 30, 2011	Equivalent	Capitalization
DEBT:
Unsecured Line of Credit (1)		$245,000	5.7%
Unsecured Exchangeable Senior Notes due 2012 (2)		148,000	3.5%
Unsecured Exchangeable Senior Notes due 2014 (2)		172,500	4.0%
Unsecured Senior Notes due 2014		83,000	1.9%
Unsecured Senior Notes due 2015 (2)		325,000	7.6%
Unsecured Senior Notes due 2020 (2)		250,000	5.8%
Secured Debt (2)		475,291	11.1%

Total Debt (6)		$1,698,791	39.6%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred units (3)	1,500,000	$75,000	1.8%
7.800% Series E Cumulative Redeemable Preferred stock (4)	1,610,000	40,250	0.9%
7.500% Series F Cumulative Redeemable Preferred stock (4)	3,450,000	86,250	2.0%
Common units outstanding (5)	1,718,131	67,849	1.6%
Common shares outstanding (5)	58,464,412	2,308,760	54.1%

Total Equity and Noncontrolling Interests		$2,578,109	60.4%

TOTAL MARKET CAPITALIZATION		$4,276,900	100.0%

(1)	In June 2011, the Company amended the terms of its Credit Facility to extend the maturity date from August 2013 to August 2015, reduce the interest rate from an annual rate of LIBOR plus 2.675% to annual rate of LIBOR plus 1.750% , and reduce the facility fee from an annual rate of 0.575% to an annual rate of 0.350%.

(2)	Represents gross aggregate principal amount due at maturity before the effect of the unamortized discounts and premiums as of June 30, 2011.

(3)	Value based on $50.00 per unit liquidation preference.

(4)	Value based on $25.00 per share liquidation preference.

(5)	Value based on closing share price of $39.49 as of June 30, 2011.

(6)	In July 2011, the Company issued unsecured senior notes with an aggregate principal balance of $325.0 million that are scheduled to mature in July 2018. The unsecured senior notes require semi-annual interest payments each January and July based on a stated annual interest rate of 4.80%. The Company used the net proceeds from this offering for general corporate purposes, including the repayment of borrowings under the Credit Facility.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Debt Analysis
As of June 30, 2011
($ in millions)
TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	72.0%	4.7%	4.6
Secured Debt	28.0%	5.4%	3.6
Floating vs. Fixed-Rate Debt:
Floating-Rate Debt	14.4%	2.9%	4.1
Fixed-Rate Debt (1)	85.6%	5.2%	4.3

Total (1)		4.9%	4.3

Total Including Debt Issuance Costs (1)		5.4%

Total GAAP Effective Rate (2)		5.9%

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNTS
Quarter-to-Date	Year-to-Date
$2.1	$4.0

(1)	Excludes the impact of the amortization of the noncash debt discounts related to the accounting required for the Company’s Exchangeable Notes.

(2)	Includes the impact of the amortization of the noncash debt discounts related to the accounting required for the Company’s Exchangeable Notes.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Debt Analysis
As of June 30, 2011
($ in thousands)

DEBT MATURITY SCHEDULE
Floating/		Maturity	Remaining
Fixed Rate	Stated Rate	Date	2011	2012	2013	2014	2015	After 2015	Total(1)
Unsecured Debt:
Floating	2.87%	8/10/2015					$245,000		$245,000	(2)
Fixed	3.25%	4/15/2012		148,000					148,000
Fixed	4.25%	11/15/2014				172,500			172,500
Fixed	6.45%	8/4/2014				83,000			83,000
Fixed	5.00%	11/3/2015					325,000		325,000
Fixed	6.63%	6/1/2020						250,000	250,000

			—	148,000	—	255,500	570,000	250,000	1,223,500

Secured Debt:
Fixed	6.70%	12/27/2011	69,216						69,216
Fixed	5.10%	4/1/2012		52,000					52,000
Fixed	5.57%	8/1/2012	776	71,517					72,293
Fixed	4.95%	8/1/2012	348	29,754					30,102
Fixed	4.94%	4/15/2015	488	1,011	1,062	1,116	26,205		29,882
Fixed	6.51%	2/1/2017	425	892	952	1,016	1,084	65,563	69,932
Fixed	7.15%	5/1/2017	987	2,084	2,238	2,404	2,581	3,988	14,282
Fixed	4.27%	2/1/2018			2,075	2,358	2,461	128,106	135,000
Fixed	Various	Various	22	45	46	49	51	2,371	2,584	(3)

			72,262	157,303	6,373	6,943	32,382	200,028	475,291

Total	4.89%		$72,262	$305,303	$6,373	$262,443	$602,382	$450,028	$1,698,791

(1)	Amounts presented reflect the gross principal balances before the effect of any unamortized discounts/premiums. As of June 30, 2011, the aggregate net unamortized discounts totaled approximately $18.7 million.

(2)	In June 2011, we amended the terms of our Credit Facility to extend the maturity date from August 2013 to August 2015, reduce the interest rate from an annual rate of LIBOR plus 2.675% to annual rate of LIBOR plus 1.750% , and reduce the facility fee from an annual rate of 0.575% to an annual rate of 0.350%.

(3)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2011 through September 1, 2038, with interest rates ranging from 4.40% to 6.20%.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Debt Covenants
As of June 30, 2011
($ in millions)
KEY DEBT COVENANTS

		Actual Performance
	Covenant	as of June 30, 2011
Credit Facility (as defined per Credit Agreement):
Total debt to total asset value	less than 60%	39%
Fixed charge coverage ratio	greater than 1.5x	2.5	x
Unsecured debt ratio	greater than 1.67x	2.35	x
Unencumbered asset pool debt service coverage	greater than 2.0x	3.8	x

Unsecured Senior Notes due 2015 and 2020 (as defined per Indentures):
Total debt to total asset value	less than 60%	44%
Interest coverage	greater than 1.5x	3.0	x
Secured debt to total asset value	less than 40%	12%
Unencumbered asset pool value to unsecured debt	greater than 150%	240%

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
     Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 26, 2011 and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.
Net Operating Income:
     Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
     Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
     However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.
Same Store Net Operating Income:
     Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.
     However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
EBITDA:
     Management believes that earnings before interest expense, depreciation and amortization, gain/loss on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.
Funds From Operations:
     The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
     Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.
     Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.
     However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.
Funds Available for Distribution:
     Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, adjustment to GAAP gain/loss on early extinguishment of debt, amortization of above (below) market rents for acquisition properties and contractual cash rents received in advance of revenue recognition, then subtracting recurring tenant improvements, leasing commissions and capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty orporation
Second Quarter 2011 Supplemental Financial Report
Reconciliation of Same Store Net Operating Income to Net (Loss) Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Same Store Cash Net Operating Income	$45,757	$41,647	$89,611	84,636
Adjustments:
GAAP Operating Revenues Adjustments, net	5,100	5,714	10,936	10,104
GAAP Operating Expenses Adjustments, net	(120)	12	(146)	(14)

Same Store GAAP Net Operating Income	50,737	47,373	100,401	94,726
Non-Same Store GAAP Net Operating Income	14,787	3,660	27,025	5,102

Net Operating Income, as defined(1)	65,524	51,033	127,426	99,828

Adjustments:
General and administrative expenses	(7,440)	(6,728)	(14,000)	(13,823)
Acquisition-related expenses	(1,194)	(957)	(1,666)	(1,270)
Depreciation and amortization	(32,248)	(23,722)	(61,559)	(44,660)
Interest income and other net investment gains (losses)	58	(18)	242	366
Interest expense	(21,228)	(13,088)	(42,104)	(25,044)
Loss on early extinguishment of debt	—	(4,564)	—	(4,564)

Net Income	3,472	1,956	8,339	10,833
Net loss (income) attributable to noncontrolling common units of the Operating Partnership	10	60	(24)	(132)
Preferred distributions and dividends	(3,799)	(3,799)	(7,598)	(7,598)

Net (Loss) Income Available to Common Stockholders	$(317)	$(1,783)	$717	3,103

(1)	Please refer to page 30 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Reconciliation of EBITDA to Net (Loss) Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended June 30,
	2011	2010
Net (Loss) Income Available to Common Stockholders	$(317)	$(1,783)
Interest expense	21,228	13,088
Depreciation and amortization	32,248	23,722
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(10)	(60)
Loss on early extinguishment of debt	—	4,564
Preferred distributions and dividends	3,799	3,799

EBITDA (1)	$56,948	$43,330

(1)	Please refer to page 31 for a Management Statement on EBITDA.

Kilroy Realty Corporation
Second Quarter 2011 Supplemental Financial Report
Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities
(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Funds Available for Distribution (1)	$18,048	$10,695	$37,891	$24,485
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	11,162	13,957	19,133	25,918
Depreciation for furniture, fixtures and equipment	278	221	530	431
Preferred distributions and dividends	3,799	3,799	7,598	7,598
Provision for uncollectible tenant recievables	120	(12)	146	14
Changes in assets and liabilities and other adjustments, net (2)	(20,739)	(4,840)	(8,833)	(1,058)

GAAP Net Cash Provided by Operating Activities	$12,668	$23,820	$56,465	$57,388

(1)	Please refer to page 31 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.